Related party transactions	6 Months Ended
Jun. 30, 2022
Related party transactions [abstract]
Related party transactions	Related party transactions
Members of the Executive Board and Other Executive Members
For each of the period presented, the following compensation was granted to the members of the Executive Committee of the Company and were recognized as expense:

(in thousands of euro)	June 30, 2022	June 30, 2021

Personnel and other short-term employee benefits	1,205	1,881
Extra pension benefits	11	—
Share-based compensation	891	538
Executive Board Members and other Executive Members compensation	2,107	2,419

Personnel and other short-term employee benefits correspond to amounts included in personnel expenses for the six-month periods ended June 30, 2022 and 2021 respectively.
Members of the Supervisory Board
The Company recognized a provision of €176 thousand for attendance fees (jetons de presence) relating to the six months ended June 30, 2022. This amount includes the compensation for the Chairman of the Supervisory Board.
Related parties
Novo Nordisk A/S is a shareholder, Supervisory Board member and is related to the Company by three licensing agreements related to the drug-candidates lirilumab, monalizumab and avdoralimab. Under the terms of the agreements, Novo Nordisk A/S is eligible to receive milestone payments as well as royalties on future sales. As of June 30, 2022, the Company has no liability to Novo Nordisk A/S.
AstraZeneca is a shareholder and is related to the Company through several collaboration and option licensing or license agreements for different drug candidates (monalizumab, avdoralimab, IPH5201 and preclinical molecules) and by a termination and transition agreement relating to the rights of the drug Lumoxiti. The payments between the two companies as well as the liabilities and receivables as of June 30, 2022 are as follows:

	As of June 30,2022
(in thousands of euro)	Payments	Assets/Liabilities

Collection (AstraZeneca to the Company) / Receivables	48,744	5,691
Payments (the Company to AstraZeneca) / Liabilities	(11,535)	(5,121)
Total	37,209	570

Hervé Brailly is Chairman of the Supervisory Board of the Company and was a member of the Strategy Committee of Mi-mAbs until December 2021. Mi-mAbs is a company with which the Company entered into a framework contract on February 2, 2021 for the provision of services by Mi-mAbs of services in connection with the generation of monoclonal antibodies, the production of monoclonal antibodies or conjugated antibodies, or the in vitro or in vivo pharmacological characterization of potential drug candidates belonging to the Society. The maximum amount paid by the Company under this contract is capped at €600 thousand. The contract was initially concluded on February 2, 2021, with retroactive effect, for a period of one year, from January 1, 2021 to December 31, 2021. It was renewed on December 17, 2021 for a period of one year from from January 1, 2022. An amendment signed in April 4, 2022 modified the maximum amount of the contract, to cap it at €1.0 million for the entire duration of the contract (i.e. years 2021 and 2022).

Subsidiaries
The business relationships between the Company and its subsidiary are governed by intra-group and commercial agreements, concluded at market standard conditions on an arm’s length basis.